UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 8, 2007

SHERMEN WSC ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-52642	20-4755936
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

c/o The Shermen Group, 1251 Avenue of the Americas, Suite 900, New York, NY		10020
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:  (212) 300-0020

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Item 8.01. Other Events

On June 8, 2007, Shermen WSC Acquisition Corp. (the “Company”) announced that, commencing with the opening of trading on June 18, 2007, holders of the Company’s units may elect to separately trade the common stock and warrants included in the Company’s units.  Those units not separated will continue to trade on the OTC market under the symbol SACQU, and each of the common stock and warrants will trade on the OTC market under the symbols SACQ and SACQW, respectively.

A copy of the Press Release issued by the Company announcing the separate trading of the securities underlying the units is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c)           Exhibits:

Exhibit 99.1  Press Release dated June 8, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2007	SHERMEN WSC ACQUISITION CORP.

	By:	/s/ Francis P. Jenkins, Jr.
		Name:	Francis P. Jenkins, Jr.
		Title:	Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release